EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

OPERATING REVENUES:
Gas utility	$202.5	$263.5	$792.6	$944.6
Electric utility	135.5	143.9	601.6	624.8
Nonutility	266.0	269.4	1,040.5	1,042.3
Total operating revenues	604.0	676.8	2,434.7	2,611.7

OPERATING EXPENSES:
Cost of gas sold	69.6	125.3	305.4	468.7
Cost of fuel and purchased power	42.6	46.4	187.5	201.8
Cost of nonutility revenues	90.5	86.7	355.0	346.4
Other operating	218.7	242.3	909.2	943.4
Depreciation and amortization	64.7	62.4	256.3	273.4
Taxes other than income taxes	14.9	16.6	59.5	63.5
Total operating expenses	501.0	579.7	2,072.9	2,297.2

OPERATING INCOME	103.0	97.1	361.8	314.5

OTHER INCOME (EXPENSE):
Equity in earning (losses) of unconsolidated affiliates	—	0.1	(0.6)	0.5
Other income - net	5.6	3.9	20.3	19.7
Total other income	5.6	4.0	19.7	20.2

INTEREST EXPENSE	21.4	21.0	84.5	86.7

INCOME BEFORE INCOME TAXES	87.2	80.1	297.0	248.0

INCOME TAXES	22.0	23.6	99.7	81.1

NET INCOME	$65.2	$56.5	$197.3	$166.9

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	82.7	82.6	82.7	82.5
DILUTED COMMON SHARES OUTSTANDING	82.7	82.6	82.7	82.5

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.79	$0.68	$2.39	$2.02

DILUTED	$0.79	$0.68	$2.39	$2.02

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

OPERATING REVENUES:
Gas utility	$202.5	$263.5	$792.6	$944.6
Electric utility	135.5	143.9	601.6	624.8
Other	0.1	0.1	0.3	0.3
Total operating revenues	338.1	407.5	1,394.5	1,569.7

OPERATING EXPENSES:
Cost of gas sold	69.6	125.3	305.4	468.7
Cost of fuel and purchased power	42.6	46.4	187.5	201.8
Other operating	78.3	94.9	339.1	354.5
Depreciation and amortization	52.2	51.6	208.8	203.1
Taxes other than income taxes	14.1	15.9	57.1	60.2
Total operating expenses	256.8	334.1	1,097.9	1,288.3

OPERATING INCOME	81.3	73.4	296.6	281.4

OTHER INCOME - NET	5.5	4.4	18.7	16.8

INTEREST EXPENSE	16.8	16.6	66.3	66.6

INCOME BEFORE INCOME TAXES	70.0	61.2	249.0	231.6

INCOME TAXES	23.4	21.4	88.1	83.2

NET INCOME	$46.6	$39.8	$160.9	$148.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	December 31,	December 31,
	2015	2014

ASSETS
Current Assets
Cash & cash equivalents	$74.7	$86.4
Accounts receivable - less reserves of $5.6 &
$6.0, respectively	227.5	196.0
Accrued unbilled revenues	142.5	164.8
Inventories	133.7	118.5
Recoverable fuel & natural gas costs	—	9.8
Prepayments & other current assets	81.0	94.6
Total current assets	659.4	670.1

Utility Plant
Original cost	6,090.4	5,718.7
Less: accumulated depreciation & amortization	2,415.5	2,279.7
Net utility plant	3,674.9	3,439.0

Investments in unconsolidated affiliates	20.9	23.4
Other utility & corporate investments	31.2	37.2
Other nonutility investments	16.2	33.6
Nonutility plant - net	414.6	378.0
Goodwill	293.5	289.9
Regulatory assets	258.0	233.6
Other assets	41.2	41.2
TOTAL ASSETS	$5,409.9	$5,146.0

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$248.8	$248.9
Refundable fuel & natural gas costs	7.9	2.5
Accrued liabilities	183.6	184.9
Short-term borrowings	14.5	156.4
Current maturities of long-term debt	73.0	170.0
Total current liabilities	527.8	762.7

Long-term Debt - Net of Current Maturities	1,722.8	1,407.3

Deferred Income Taxes & Other Liabilities
Deferred income taxes	805.4	724.9
Regulatory liabilities	433.9	410.3
Deferred credits & other liabilities	236.2	234.2
Total deferred credits & other liabilities	1,475.5	1,369.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.8 and 82.6 shares, respectively	722.8	715.7
Retained earnings	962.2	892.2
Accumulated other comprehensive (loss)	(1.2)	(1.3)
Total common shareholders' equity	1,683.8	1,606.6
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,409.9	$5,146.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months Ended
	December 31,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$197.3	$166.9
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	256.3	273.4
Deferred income taxes & investment tax credits	80.4	37.9
Equity in (earnings) losses of unconsolidated affiliates	0.6	(0.5)
Provision for uncollectible accounts	8.1	7.3
Expense portion of pension & postretirement benefit cost	6.8	6.6
Other non-cash charges - net	6.7	5.8
Loss on sale of business (pretax)	—	41.8
Gain on revaluation of contingent consideration	—	(14.8)
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	(15.4)	11.8
Inventories	(15.2)	(22.5)
Recoverable/refundable fuel & natural gas costs	15.2	(4.4)
Prepayments & other current assets	20.3	(35.2)
Accounts payable, including to affiliated companies	(0.5)	20.2
Accrued liabilities	(0.9)	12.3
Unconsolidated affiliate dividends	1.3	—
Employer contributions to pension & postretirement plans	(26.5)	(5.1)
Changes in noncurrent assets	(23.2)	0.1
Changes in noncurrent liabilities	(6.1)	(13.4)
Net cash provided by operating activities	505.2	488.2

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	385.5	62.4
Dividend reinvestment plan & other common stock issuances	6.2	6.1
Requirements for:
Dividends on common stock	(127.3)	(120.4)
Retirement of long-term debt	(170.0)	(293.6)
Other financing activities	0.2	0.1
Net change in short-term borrowings	(141.9)	87.8
Net cash used in financing activities	(47.3)	(257.6)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Sale of business	—	311.2
Sale of assets and other collections	27.5	9.5
Requirements for:
Capital expenditures, excluding AFUDC equity	(476.9)	(448.3)
Business acquisitions and other costs	(14.3)	(38.1)
Changes in restricted cash	(5.9)	—
Net cash used in investing activities	(469.6)	(165.7)

Net change in cash & cash equivalents	(11.7)	64.9
Cash & cash equivalents at beginning of period	86.4	21.5
Cash & cash equivalents at end of period	$74.7	$86.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$23.9	$23.1	$64.4	$57.0
Electric Utility Services	15.6	13.8	82.6	79.7
Other Operations	7.1	2.9	13.9	11.7
Total Utility Group	46.6	39.8	160.9	148.4

Nonutility Group
Infrastructure Services	10.1	15.5	29.7	43.1
Energy Services	7.7	1.5	7.3	(3.2)
Other Businesses	0.3	(0.4)	(0.7)	(0.8)
Nonutility Group *	18.1	16.6	36.3	39.1

Corporate and Other	0.5	(0.2)	0.1	0.5

Vectren Consolidated *	$65.2	$56.2	$197.3	$188.0

Coal Mining	—	0.3	—	(21.1)

Vectren Consolidated	$65.2	$56.5	$197.3	$166.9

EARNINGS PER SHARE:
Utility Group	$0.56	$0.48	$1.95	$1.80
Nonutility Group *	0.22	0.20	0.44	0.47
Corporate and Other	0.01	—	—	0.01

EPS *	$0.79	$0.68	$2.39	$2.28

Coal Mining	—	—	—	(0.26)

Reported EPS	$0.79	$0.68	$2.39	$2.02

* Excludes Coal Mining Results in 2014 - Year of Disposition

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

GAS UTILITY (Millions):
Residential Margin	$80.9	$76.9	$282.4	$270.4
Commercial Margin	22.5	22.2	78.4	77.0
Industrial Margin	16.1	16.6	61.4	59.3
Other Margin	1.9	2.4	9.3	11.1
Regulatory Expense Recovery Mechanisms	11.5	20.1	55.7	58.1
Total Gas Utility Margin	132.9	138.2	487.2	475.9
Cost of Gas Sold	69.6	125.3	305.4	468.7
Total Gas Utility Revenue	$202.5	$263.5	$792.6	$944.6

GAS SOLD & TRANSPORTED (MMDth):
Residential	18.2	26.4	72.0	84.1
Commercial	7.5	11.9	32.9	38.5
Industrial	32.7	33.4	125.3	116.6
	58.4	71.7	230.2	239.2

AVERAGE GAS CUSTOMERS
Residential	920,175	914,271	918,407	911,965
Commercial	84,617	84,608	84,704	84,559
Industrial	1,721	1,679	1,703	1,667
	1,006,513	1,000,558	1,004,814	998,191

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)	89%	101%	95%	110%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014

ELECTRIC UTILITY (Millions):
Residential Margin	$30.0	$32.9	$151.3	$153.3
Commercial Margin	25.2	26.2	107.3	107.5
Industrial Margin	26.8	27.6	109.7	111.2
Other Margin	2.2	2.6	4.5	5.5
Regulatory Expense Recovery Mechanisms	1.4	2.3	9.6	11.6
Wholesale and Transmission	7.3	5.9	31.7	33.9
Total Electric Utility Margin	92.9	97.5	414.1	423.0
Cost of Fuel & Purchased Power	42.6	46.4	187.5	201.8
Total Electric Utility Revenue	$135.5	$143.9	$601.6	$624.8

ELECTRICITY SOLD (GWh):
Residential	266.5	308.4	1,407.5	1,455.3
Commercial	300.4	317.4	1,306.9	1,307.0
Industrial	676.1	703.0	2,721.5	2,804.6
Other Sales - Street Lighting	6.3	6.4	22.2	22.6
Total Retail	1,249.3	1,335.2	5,458.1	5,589.5
Wholesale	14.5	64.2	337.8	651.1
	1,263.8	1,399.4	5,795.9	6,240.6

AVERAGE ELECTRIC CUSTOMERS
Residential	125,141	124,409	124,986	124,301
Commercial	18,488	18,491	18,471	18,454
Industrial	113	114	113	113
Other	39	37	38	37
	143,781	143,051	143,608	142,905

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	101%	100%	111%	104%
Heating Degree Days (Indiana)	87%	101%	88%	107%